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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 333-43297, 333-62097 and 333-62099) of
International Home Foods Inc. of our report dated June 16, 2000 relating to the financial statements and supplemental schedules of International Home Foods 401(k) Savings Plan, which appears in this Form 11-K.





PricewaterhouseCoopers LLP




Florham Park, New Jersey
June 28, 2000